Supplement dated March 14, 2011
to the Class J Prospectus
for Principal Funds, Inc.
dated March 1, 2011

This supplement updates information currently in the Prospectus. Retain this supplement with the
Prospectus.

Replace the “Underlying Fund Risk” for the funds listed below:

STRATEGIC ASSET MANAGEMENT (“SAM”) BALANCED PORTFOLIO (page 7)
STRATEGIC ASSET MANAGEMENT (“SAM”) CONSERVATIVE BALANCED PORTFOLIO (page 11)
STRATEGIC ASSET MANAGEMENT (“SAM”) CONSERVATIVE GROWTH PORTFOLIO (page 15)
STRATEGIC ASSET MANAGEMENT (“SAM”) FLEXIBLE INCOME PORTFOLIO (page 19)
STRATEGIC ASSET MANAGEMENT (“SAM”) STRATEGIC GROWTH PORTFOLIO (page 23)
PRINCIPAL LIFETIME STRATEGIC INCOME FUND (page 27)
PRINCIPAL LIFETIME 2010 FUND (page 32)
PRINCIPAL LIFETIME 2020 FUND (page 37)
PRINCIPAL LIFETIME 2030 FUND (page 42)
PRINCIPAL LIFETIME 2040 FUND (page 47)
PRINCIPAL LIFETIME 2050 FUND (page 52)

with the following:

Underlying Fund Risk. An underlying fund of a fund-of-funds may experience relatively large redemptions or investments as the fund-of-funds periodically reallocates or rebalances its assets.
These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.